Exhibit 99.2

Genworth Financial, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effect on the historical condensed consolidated financial statements of Genworth Financial, Inc. (the “Company”) of the sale of the Company’s attributable share of its Australian mortgage insurance business (the “Sale”) consisting of approximately 52% of the outstanding common stock of the following subsidiary: Genworth Mortgage Insurance Australia Limited (collectively, the “Sale Company”). The Sale closed on March 2, 2021 (New York time).

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2020 is based on the assumption that the Sale was completed on December 31, 2020. The unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2020, 2019 and 2018 is based on the assumption that the Sale was completed on January 1, 2018.

The unaudited pro forma financial statements as of and for the periods presented are for illustrative and informational purposes only and are not intended to represent, or be indicative of, what the Company’s financial position or results of operations would have been had the Sale been completed on the dates noted above. The unaudited pro forma condensed consolidated financial statements also should not be considered representative of the Company’s future financial position or results of operations. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The pro forma adjustments are based upon currently available factual information and certain assumptions that the Company believes are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The pro forma results should be read in conjunction with the financial statements and notes thereto in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Amounts in millions, except per share amounts)

As of December 31, 2020

	Historical	Adjustments		Pro Forma
Assets
Investments:
Fixed maturity securities available-for-sale, at fair value (amortized cost of $55,676 and allowance for credit losses of $4)	$65,790	$(2,295	)(a)	$63,495
Equity securities, at fair value	476	(90	)(a)	386
Commercial mortgage loans (net of unamortized balance of loan origination fees and costs of $4)	6,774	—		6,774
Less: Allowance for credit losses	(31)	—		(31)

Commercial mortgage loans, net	6,743	—		6,743
Policy loans	1,978	—		1,978
Other invested assets	2,253	(154	)(a)	2,099

Total investments	77,240	(2,539)		74,701
Cash, cash equivalents and restricted cash	2,656	28	(a),(c)	2,684
Accrued investment income	671	(16	)(a)	655
Deferred acquisition costs	1,529	(42	)(a)	1,487
Intangible assets	200	(43	)(a)	157
Reinsurance recoverable	16,864	—		16,864
Less: Allowance for credit losses	(45)	—		(45)

Reinsurance recoverable, net	16,819	—		16,819
Other assets	444	(40	)(a)	404
Deferred tax asset	107	(42	)(a)	65
Separate account assets	6,081	—		6,081

Total assets	$105,747	$(2,694)		$103,053

Liabilities and equity
Liabilities:
Future policy benefits	$42,695	$—		$42,695
Policyholder account balances	21,503	—		21,503
Liability for policy and contract claims	11,817	(331	)(a)	11,486
Unearned premiums	1,968	(1,193	)(a)	775
Other liabilities	1,718	(104	)(a)	1,614
Long-term borrowings	3,548	(145	)(a)	3,403
Separate account liabilities	6,081	—		6,081
Liabilities related to discontinued operations	597	(247	)(c)	350

Total liabilities	89,927	(2,020)		87,907

Commitments and contingencies

Equity:
Class A common stock, $0.001 par value; 1.5 billion shares authorized; 594 million shares issued; 506 million shares outstanding	1	—		1
Additional paid-in capital	12,008	—		12,008
Accumulated other comprehensive income (loss)	4,425	(59	)(b)	4,366
Retained earnings	1,584	(113	)(d)	1,471
Treasury stock, at cost (88 million shares)	(2,700)	—		(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	15,318	(172)		15,146
Noncontrolling interests	502	(502	)(a)	—

Total equity	15,820	(674)		15,146

Total liabilities and equity	$105,747	$(2,694)		$103,053

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Genworth Financial, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Balance Sheet

(a)

Adjustments reflect the disposition of the assets and liabilities of the Sale Company previously consolidated as assets and liabilities in the Company’s consolidated balance sheet, and the deconsolidation of the ownership interest attributable to noncontrolling interests of the Sale Company.

(b)

Adjustment reflects the de-recognition of the cumulative net unrealized investment gains and foreign currency translation adjustment gains included in accumulated other comprehensive income (loss) of the Sale Company.

(c)

Adjustment reflects net sale proceeds of approximately $370 million, of which, approximately $247 million was distributed as a payment related to the Company’s outstanding secured promissory note issued to AXA. The Company retained the remaining net proceeds of approximately $123 million. Proceeds are net of estimated expenses related to the Sale, including transaction related closing costs. The Company assumed these expenses were paid on December 31, 2020.

(d)

Adjustment reflects the estimated pre-tax loss from the Sale as of December 31, 2020. The after-tax gain (loss) remains unknown at the time of this current report filed on Form 8-K. The Company will reflect the after-tax gain (loss) from the disposition in the first quarter of 2021 as part of its financial statements included in its report filed on Form 10-Q. In addition, the pro forma condensed consolidated statements of income do not include any gain (loss) as it is considered to be nonrecurring in nature.

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the Year Ended December 31, 2020

(Amounts in millions, except per share amounts)

	Historical	Adjustments		Pro Forma
Revenues:
Premiums	$4,110	$(274	)(e)	$3,836
Net investment income	3,260	(33	)(e)	3,227
Net investment gains (losses)	558	(66	)(e)	492
Policy fees and other income	730	(1	)(e)	729

Total revenues	8,658	(374)		8,284

Benefits and expenses:
Benefits and other changes in policy reserves	5,391	(177	)(e)	5,214
Interest credited	549	—		549
Acquisition and operating expenses, net of deferrals	988	(53	)(e)	935
Amortization of deferred acquisition costs and intangibles	492	(29	)(e)	463
Goodwill impairment	5	(5	)(e)	—
Interest expense	202	(7	)(e)	195

Total benefits and expenses	7,627	(271)		7,356

Income from continuing operations before income taxes	1,031	(103)		928
Provision for income taxes	270	(38	)(f)	232

Income from continuing operations	761	(65)		696
Loss from discontinued operations, net of taxes	(549)	—		(549)

Net income	212	(65)		147
Less: net income from continuing operations attributable to noncontrolling interests	34	(34	)(e)	—
Less: net income from discontinued operations attributable to noncontrolling interests	—	—		—

Net income available to Genworth Financial, Inc.’s common stockholders	$178	$(31)		$147

Net income (loss) available to Genworth Financial, Inc.’s common stockholders:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders	$727	$(31)		$696
Loss from discontinued operations available to Genworth Financial, Inc.’s common stockholders	(549)	—		(549)

Net income available to Genworth Financial, Inc.’s common stockholders	$178	$(31)		$147

Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share:
Basic	$1.44			$1.38

Diluted	$1.42			$1.36

Net income available to Genworth Financial, Inc.’s common stockholders per share:
Basic	$0.35			$0.29

Diluted	$0.35			$0.29

Weighted-average common shares outstanding:
Basic	505.2			505.2

Diluted	511.6			511.6

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the Year Ended December 31, 2019

(Amounts in millions, except per share amounts)

	Historical	Adjustments		Pro Forma
Revenues:
Premiums	$4,037	$(312	)(e)	$3,725
Net investment income	3,220	(56	)(e)	3,164
Net investment gains (losses)	50	(23	)(e)	27
Policy fees and other income	789	—		789

Total revenues	8,096	(391)		7,705

Benefits and expenses:
Benefits and other changes in policy reserves	5,163	(104	)(e)	5,059
Interest credited	577	—		577
Acquisition and operating expenses, net of deferrals	962	(53	)(e)	909
Amortization of deferred acquisition costs and intangibles	441	(33	)(e)	408
Interest expense	239	(8	)(e)	231

Total benefits and expenses	7,382	(198)		7,184

Income from continuing operations before income taxes	714	(193)		521
Provision for income taxes	195	(56	)(f)	139

Income from continuing operations	519	(137)		382
Income from discontinued operations, net of taxes	11	—		11

Net income	530	(137)		393
Less: net income from continuing operations attributable to noncontrolling interests	64	(64	)(e)	—
Less: net income from discontinued operations attributable to noncontrolling interests	123	—		123

Net income available to Genworth Financial, Inc.’s common stockholders	$343	$(73)		$270

Net income (loss) available to Genworth Financial, Inc.’s common stockholders:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders	$455	$(73)		$382
Loss from discontinued operations available to Genworth Financial, Inc.’s common stockholders	(112)	—		(112)

Net income available to Genworth Financial, Inc.’s common stockholders	$343	$(73)		$270

Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share:
Basic	$0.90			$0.76

Diluted	$0.89			$0.75

Net income available to Genworth Financial, Inc.’s common stockholders per share:
Basic	$0.68			$0.54

Diluted	$0.67			$0.53

Weighted-average common shares outstanding:
Basic	502.9			502.9

Diluted	509.7			509.7

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the Year Ended December 31, 2018

(Amounts in millions, except per share amounts)

	Historical	Adjustments		Pro Forma
Revenues:
Premiums	$3,994	$(373	)(e)	$3,621
Net investment income	3,121	(68	)(e)	3,053
Net investment gains (losses)	(9)	15	(e)	6
Policy fees and other income	795	(2	)(e)	793

Total revenues	7,901	(428)		7,473

Benefits and expenses:
Benefits and other changes in policy reserves	5,606	(110	)(e)	5,496
Interest credited	611	—		611
Acquisition and operating expenses, net of deferrals	943	(53	)(e)	890
Amortization of deferred acquisition costs and intangibles	348	(43	)(e)	305
Interest expense	256	(9	)(e)	247

Total benefits and expenses	7,764	(215)		7,549

Income (loss) from continuing operations before income taxes	137	(213)		(76)
Provision for income taxes	70	(67	)(f)	3

Income (loss) from continuing operations	67	(146)		(79)
Income from discontinued operations, net of taxes	230	—		230

Net income	297	(146)		151
Less: net income from continuing operations attributable to noncontrolling interests	70	(70	)(e)	—
Less: net income from discontinued operations attributable to noncontrolling interests	108	—		108

Net income available to Genworth Financial, Inc.’s common stockholders	$119	$(76)		$43

Net income (loss) available to Genworth Financial, Inc.’s common stockholders:
Loss from continuing operations available to Genworth Financial, Inc.’s common stockholders	$(3)	$(76)		$(79)
Income from discontinued operations available to Genworth Financial, Inc.’s common stockholders	122	—		122

Net income available to Genworth Financial, Inc.’s common stockholders	$119	$(76)		$43

Loss from continuing operations available to Genworth Financial, Inc.’s common stockholders per share:
Basic	$(0.01)			$(0.16)

Diluted	$(0.01)			$(0.16)

Net income available to Genworth Financial, Inc.’s common stockholders per share:
Basic	$0.24			$0.09

Diluted	$0.24			$0.09

Weighted-average common shares outstanding:
Basic	500.4			500.4

Diluted	500.4			500.4

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

Genworth Financial, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Statements of Income

(e)

Adjustments reflect the elimination of revenues and expenses of the Sale Company, including operations attributable to noncontrolling interests, from the Company’s historical results as if the Sale occurred on January 1, 2018.

(f)

Adjustment represents the income tax effect of the elimination of the revenue and expenses of the Sale Company. The tax effect was calculated using the historical statutory rates in effect for the periods presented and adjusted to reflect the unique tax attributes of the Sale Company, such as permanent differences between U.S. GAAP and local tax law.